PACIFIC SELECT FUND	SUPPLEMENT DATED SEPTEMBER 17, 2003 TO THE PROSPECTUS DATED MAY 1, 2003

This supplement must be preceded or accompanied by the Pacific Select Fund prospectus dated May 1, 2003. This supplement restates information contained in the July 1, 2003 supplement. Remember to review the fund’s prospectus for other important information.

Reorganization of portfolios • Telecommunications into Technology • Research into Diversified Research • Global Growth into International Large-Cap

On September 8, 2003, the Board of Trustees of Pacific Select Fund, including a majority of the independent trustees (the “Board”), approved a plan of reorganization for the transfer of assets of the Telecommunications Portfolio into the Technology Portfolio, a plan of reorganization for the transfer of assets of the Research Portfolio into the Diversified Research Portfolio, and a plan of reorganization for the transfer of assets of the Global Growth Portfolio into the International Large-Cap Portfolio. These three separate plans of reorganization (each a “Plan”) provide for: (i) the transfer of all of the assets of the Telecommunications, Research, and Global Growth Portfolios (the “Acquired Portfolios”) into the Technology, Diversified Research, and International Large-Cap Portfolios, respectively (the “Surviving Portfolios”), in exchange for shares of the respective Surviving Portfolios; (ii) assumption of all of the liabilities of the Acquired Portfolios by the respective Surviving Portfolios; and (iii) the distribution of the Surviving Portfolios’ shares to the shareholders of the Acquired Portfolios in complete liquidation of the Acquired Portfolios (together, the “Reorganizations”).

The Board has determined that the Reorganizations are advisable, that participation in the Reorganizations are in the best interests of the Acquired Portfolios’ shareholders and that the interests of the Acquired Portfolios’ shareholders will not be diluted as a result of the Reorganizations.

Each Plan requires approval by the respective Acquired Portfolios’ shareholders and will be submitted to those shareholders for their consideration at a meeting to be held on December 12, 2003. Prior to that meeting, shareholders of the Acquired Portfolios will receive a proxy which contains detailed information concerning the Reorganizations. If each Plan is approved by a majority of the respective Acquired Portfolios’ shareholders and certain conditions required by each Plan are satisfied, the Reorganizations are expected to be effective at the close of business on December 31, 2003.

The investment goals of the Telecommunications and the Technology Portfolios are similar. The Telecommunications Portfolio’s investment goal is to seek long-term growth of capital, where current income is of secondary importance. The Technology Portfolio’s investment goal is to seek long-term growth of capital. The investment goals of the Research, Diversified Research, Global Growth, and International Large-Cap Portfolios are the same: to seek long-term growth of capital.

Portfolio manager change (effective January 1, 2004)	MFS will become the portfolio manager of the International Large-Cap Portfolio. See pages 2 and 3 of this supplement for applicable investment style changes.

ABOUT THE PORTFOLIOS	INTERNATIONAL LARGE-CAP PORTFOLIO

	This portfolio is not available for: • Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal (no change)	This portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 80% of its assets in securities of companies with large market capitalizations located outside the U.S. Large-Cap companies have a market capitalization of $1 billion or more. The portfolio invests in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts, of foreign issuers, including emerging markets. The securities may be traded on an exchange or in over the counter (OTC) markets. The portfolio may also purchase securities on a when-issued basis.

The portfolio manager uses a bottom-up, as opposed to a top-down, investment style in managing this portfolio. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts. Since investments are determined based on individual analysis, without regard to country, the portfolio may invest a substantial amount of its assets in companies located in a single country or a limited number of countries. However, under normal market conditions, the portfolio expects to invest in at least three different countries.

A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the law of, and maintains a principal office in, a country, (ii) has its principal securities trading market in a country, (iii) derives 50% of its total revenues from goods sold or services performed in the country, or (iv) has 50% or more of its assets in the country.

The manager focuses on foreign companies it believes have above average growth potential. The manager looks particularly at companies which demonstrate:

• a strong franchise, strong cash flows and a recurring revenue stream

• a solid industry position, where there is potential for high profit margins and substantial barriers to new entry in the industry

• a strong management team with a clearly defined strategy

• a catalyst that may include accelerated growth.

The manager may use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

(effective January 1, 2004)

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

This portfolio invests its assets in foreign securities, including those of emerging market countries.

INTERNATIONAL LARGE-CAP PORTFOLIO

Risks you should be aware of

The International Large-Cap Portfolio may be affected by the following risks, among others:

•price volatility – the portfolio invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The portfolio invests in large to medium size companies, which tend to have more stable prices than smaller companies. The portfolio invests in OTC stocks, which trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

•foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

•emerging countries – investment in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, particularly Russia.

•geographic concentration – since the portfolio may concentrate investments in a limited number of countries, there is an increased risk that economic, political and social conditions in those countries will have a significant impact on performance, especially emerging market countries.

•derivatives, forward contracts and currency transactions – derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives, foreign currency and forward foreign currency transactions and other forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

(effective January 1, 2004)

Who manages the portfolio

The International Large-Cap Portfolio is managed by a team of portfolio managers at MFS. Team members include:

David R. Manheim is a senior vice president at MFS. Mr. Manheim has been employed in the investment management area of MFS since 1988.

Marcus L. Smith is a senior vice president at MFS. Mr. Smith has been employed in the investment management area of MFS since 1994.

(effective January 1, 2004) The portfolio is managed by MFS Investment Management (MFS). You’ll find more information about MFS on page 84 of the prospectus.

How the portfolio performed	Footnote number one to the bar charts for certain portfolios is revised as follows:
Emerging Markets	[1] OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date.
Comstock and Mid-Cap Growth	[1] Van Kampen began managing the portfolio on May 1, 2003. Another firm managed the portfolio before that date.
About the portfolios

The first sentence in What the portfolio invests in for the Short Duration Bond Portfolio is replaced with the following:

This portfolio’s principal investment strategy is to invest in high quality fixed income securities so that the portfolio’s average duration does not exceed 3 years.

Who manages the portfolio	The following portfolio manager information is added unless otherwise noted:
Health Sciences

Andy Summers, CFA, is a portfolio manager at INVESCO. He joined INVESCO in 1998. He previously worked as an analyst assistant for Denver Investment Advisors. Mr. Summers has over 5 years of investment experience and a BS and an MS from the University of Wisconsin at Madison.

Technology

Chris Dries is a portfolio manager at INVESCO. He joined INVESCO in 1993, and was promoted to the investment division in 1995. He previously held the position of manager of investment operations. Mr. Dries has over 8 years of investment experience, a BS from the University of Colorado at Boulder and an MS from the University of Colorado at Denver.

Michelle Fenton, CFA, is a portfolio manager at INVESCO. Ms. Fenton has over 8 years of investment experience. Before joining INVESCO in 1998, she worked at Berger Funds as an equity analyst. Ms. Fenton has a BS from Montana State University.

Telecommunications

William Keithler, CFA, is senior vice president and director of sector management of INVESCO. He rejoined INVESCO in 1998. He previously worked at INVESCO from 1986 to 1993 before joining Berger Associates in 1993. Mr. Keithler has over 20 years of investment experience, a BA from Webster College and an MS from the University of Wisconsin.

Information regarding Brian Hayward is deleted.

International Value

Michael A. Bennett is a managing director of Lazard. He joined Lazard in 1992. He is a portfolio manager for the international equity, international equity select, European equity select, and global equity teams. Mr. Bennett is a CPA, has an MBA from the University of Chicago and a BS from New York University.

Gabrielle Boyle is a managing director of Lazard. She joined Lazard in 1993. She is a portfolio manager on Lazard’s international equity team and a member of the London-based European equity team. She has a BA and an MA in Economics, both from University College, Dublin. Ms. Boyle is a member of the Institute of Investment Management and Research.

Michael Powers is a director of Lazard. He is a member of the international equity, international equity select, and European equity select teams. He joined Lazard in 1990. He received an MBA from Long Island University and a BA from Brown University.

Main Street® Core

Marc Reinganum, Ph.D, vice president of Oppenheimer has over 13 years of investment- related experience, including 1 year with Oppenheimer. Prior to joining Oppenheimer, Mr. Reinganum worked with Mr. Albers and Mr. Monoyios for 12 years in a consulting capacity.

Information regarding Charles E. Albers is deleted.

Managing Pacific Select Fund Expense table correction (page 80 of the prospectus)

This section is amended as follows:

Total net expenses for the Global Growth Portfolio are 1.65% (annual % of average daily net assets), after deduction of adviser’s reimbursement of 0.09%. Footnote number one to the expense table is amended to reflect that total adjusted net expenses for the Global Growth Portfolio, after deduction of an offset for custodian credits and the 12b-1 recapture amounts, was 1.64%.

Address information	OppenheimerFunds, Inc. (effective October 6, 2003) 2 World Financial Center 225 Liberty Street – 11th Floor New York, NY 10080 Salomon Brothers Asset Management Inc 399 Park Avenue New York, NY 10022

Form No.	15-25376-00
85-25377-00 FSUPP0903